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                                                               Rule 497(e)
                                                               Reg. No. 33-11371
                                                               File No. 811-4982


                           HEARTLAND GOVERNMENT FUND

                      Supplement dated December 23, 1999
                                      to
                       Prospectus dated December 6, 1999


As of the date of this supplement, Patrick J. Retzer, is the sole portfolio manager of the Heartland Government Fund. Mr. Retzer has served as the portfolio manager or co-portfolio manager of the Fund since 1988. Lawrence J. Pavelec, has left his position as co-portfolio manager of the Fund and as an officer of Heartland Advisors, Inc. to pursue other interests.

For further information on management of the Fund, please refer to page 22 of the prospectus.